                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Sarah M. Patterson, Sheila B. St. Hilaire, Elizabeth Gioia, Samuel Ramos and John Fowler, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to Registration Statements filed on Form N-4, with respect to the Commonwealth Annuity and Life Insurance Company Separate Accounts supporting variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder
Gateway Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

                  SIGNATURE                                               TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ Allan Levine                                 Chairman of the Board                                     4/7/2015
----------------------------------------------
Allan Levine

/s/ Nicholas Helmuth von Moltke                  Director, President and Chief Executive Officer           4/7/2015
----------------------------------------------
Nicholas Helmuth von Moltke

/s/ Hanben K. Lee                                Director and Executive Vice President                     4/7/2015
----------------------------------------------
Hanben K. Lee

/s/ Gilles M. Dellaert                           Director, Executive Vice President and Chief              4/7/2015
----------------------------------------------   Investment Officer
Gilles M. Dellaert


                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Sarah M. Patterson, Sheila B. St. Hilaire, Elizabeth Gioia, Samuel Ramos and John Fowler, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to Registration Statements filed on Form N-4, with respect to the Commonwealth Annuity and Life Insurance Company Separate Accounts supporting variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder
Gateway Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

                  SIGNATURE                                               TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ Michael A. Reardon                           Director                                                  4/7/2015
----------------------------------------------
Michael A. Reardon

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Sarah M. Patterson, Sheila B. St. Hilaire, Elizabeth Gioia, Samuel Ramos and John Fowler, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to Registration Statements filed on Form N-4, with respect to the Commonwealth Annuity and Life Insurance Company Separate Accounts supporting variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder
Gateway Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

                  SIGNATURE                                               TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ Kathleen M. Redgate                          Director                                                  4/7/2015
----------------------------------------------
Kathleen M. Redgate


                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Sarah M. Patterson, Sheila B. St. Hilaire, Elizabeth Gioia, Samuel Ramos and John Fowler, individually, and each of them singly, our true lawful attorneys, with full power to them and each of them to sign for us, and in our names and in any and all capacities, any and all amendments to Registration Statements filed on Form N-4, with respect to the Commonwealth Annuity and Life Insurance Company Separate Accounts supporting variable annuity contracts issued by Commonwealth Annuity and Life Insurance Company under file numbers 33-57792/811-7466 (VEL'93), 333-9965/811-7767 (Scudder Gateway Elite), 333-81019/811-7767 (Scudder
Gateway Plus), 33-39702/811-6293 (Exec Annuity Plus/Allmerica Advantage), 33-47216/811-06632 (Commonwealth Annuity Select Resource), 333-141019/811-22024
(Preferred Plus), 333-141045/811-22024 (Advantage IV), 333-157121/811-20024
(Commonwealth Annuity Horizon Annuity), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

                  SIGNATURE                                               TITLE                                  DATE
----------------------------------------------   -------------------------------------------------------   ----------------

/s/ Richard V. Spencer                           Director                                                  4/7/2015
----------------------------------------------
Richard V. Spencer